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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 20, 2004
                                 --------------
                        (Date of earliest event reported)

                                 TELKONET, INC.
             (Exact Name of Registrant as Specified in Its Charter)

         UTAH                        000-27305                   87-0627421
(State of Other Jurisdiction    (Commission File No.)         (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                 902-A COMMERCE ROAD, ANNAPOLIS, MARYLAND 21401
                    (Address of Principal Executive Offices)

                                  410-897-5900
                         (Registrant's Telephone Number)





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ITEM 5.           OTHER EVENTS.

                  On April 20, 2004, Mr. Hugo DeCesaris offered his resignation from the Company's Board of Directors in order to provide his seat to Dr. Thomas
M. Hall. And The Board also Appointed Mr. James L. Peeler to serve as Director. The Company's announcement is included in the press release attached as Exhibit 99.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) No financial statements are required to be filed as part of this Current Report on Form 8-K.

                  (b) No pro forma financial information is required to be filed as part of this Current Report on Form 8-K.

                  (c) The following exhibit is filed as part of this Current Report on Form 8-K:

                           99       Press Release dated April 20, 2004

ITEM 9.           REGULATION FD DISCLOSURE.

                  The Company is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99 to this report, which is hereby incorporated herein by reference. Exhibit 99 is the Company's press release announcing Mr. Hugo DeCesaris resignation from the Company's Board of Directors and the Appointment of Thomas M. Hall, M.D. and James L. Peeler to the Board of Directors.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2004                        TELKONET, INC.

                                            /s/ Ronald W. Pickett
                                            -------------------------------
                                                Ronald W. Pickett
                                                Chief Executive Officer